UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported	February 4, 2003
Commission file number	1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)
IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	515-284-3000

Item 5.	Other Events

On February 4, 2003, Meredith Corporation issued a news release reporting the passing of E.T. Meredith III, Chairman of the company's Executive Committee of the Board of Directors. That news release is attached as an exhibit.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

	99.1	News release issued by Meredith Corporation dated February 4, 2003 concerning the passing of E.T. Meredith III, Chairman of the company's Executive Committee of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	February 4, 2003

Index to Exhibits

Exhibit Number	Item

99.1	News release issued by Meredith Corporation dated February 4, 2003 concerning the passing of E.T. Meredith III, Chairman of the company's Executive Committee of the Board of Directors.